SECOND AMENDMENT AGREEMENT

FEBRUARY 16, 2007

This Second Amendment Agreement (this “Amendment”) constitutes (i) Amendment No. 3 to the Securities Purchase Agreement between Carsunlimited.com, Inc., a Nevada corporation (the “Company”) and Fursa Master Global Event Driven Fund LP ( the “Investor”) dated as of August 9, 2006, as amended by Amendment No. 1 thereto and Amendment Agreement between the Company and the Investor dated October 16, 2006 (the “Agreement”) and November 10, 2006, respectively, and (ii) Amendment No. 3 to the Registration Rights Agreement between the Company and the Investor dated August 9, 2006, as amended by Amendment No. 1 to the Securities Purchase Agreement and Amendment Agreement between the Company and the Investor dated October 16, 2006 and November 10, 2006, respectively. Capitalized terms used but not otherwise defined in this Amendment have the meanings assigned to them in the Agreement and the Registration Rights Agreement.

RECITALS

A.  WHEREAS, the Agreement sets forth undertakings of the Company to effect a reverse stock split and reincorporate in Delaware within certain periods following the Closing of the transactions under the Agreement and the Company has requested the Investor to consent to an extension of the period during which the Company shall effect the reverse stock split and to include a requirement that the Investor provide prior notice or demand before the Company shall be required to reincorporate in Delaware;

B.  WHEREAS, the Registration Rights Agreement sets forth undertakings of the Company to file a registration statement pursuant to the Securities Act of 1933, as amended, covering the resale of the Registrable Securities and to have such registration statement declared effective within certain periods and the Company has requested the Investor to consent to an extension of the periods during which the Company may file a registration statement covering the resale of the Registrable Securities and the date by which such registration statement must be declared effective; and

C.  WHEREAS, the Company and the Investor wish to amend the Agreement and the Registration Rights Agreement in the manner set forth in this Amendment.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the promises and covenants contained herein and in the Agreement and the Registration Rights Agreement, and for other good and valuable consideration the receipt of which is hereby acknowledged, the parties agree as follows:

1.	Amendment To the Agreement:

1.1.
Registration Rights Agreement. The first sentence of Section 1.6 of the Agreement is hereby amended by deletion of the phrase “by December 31, 2006”, and insertion, in lieu thereof, of the phrase “by March 16, 2007.” The second sentence of Section 1.6 of the Agreement is hereby amended by deletion of the phrase “March 31, 2007”, and insertion, in lieu thereof, of the phrase “June 15, 2007”.

1.2.	Reverse Stock Split. Section 7.5 of the Agreement is hereby amended by deletion of the phrase “By December 31, 2006”, and insertion, in lieu thereof, of the phrase “By March 16, 2007”.

1.3.
Domicile in Delaware. Section 7.4 of the Agreement is hereby amended and restated in its entirety as follows: “Within forty five (45) days following demand made by the Note Requisite Holders at any time during the period commencing on the first anniversary of the Closing Date and ending on the third anniversary of the Closing Date, the Company (through a merger with a subsidiary) shall reincorporate in the State of Delaware.”

2.	Amendment to the Registration Rights Agreement.

2.1.
Registration. The first sentence of Section 2.1 (a) of the Registration Rights Agreement is hereby amended by (i) deletion of the phrase “by December 31, 2006”, and insertion, in lieu thereof, of the phrase “by March 16, 2007”; and (ii) deletion of the phrase “March 31, 2007”, and insertion, in lieu thereof, of the phrase “June 15, 2007”. In addition, the Registration Rights Agreement is hereby further amended to permit the Company, to include in any registration statement filed for the benefit of the Note Requisite Holders, the numbers of shares of common stock of the Company being sold for the account of those other shareholders of the Company identified in Appendix A hereto, it being understood and agreed by the Company that such other shareholders shall not share or otherwise participate in the exercise of any rights that the Note Requisite Holders have pursuant to the Registration Rights Agreement (other than the right to be indemnified by the Company for liabilities under the federal securities laws resulting from any misstatements or omissions of the Company in any such registration statement). This Amendment should not be deemed to be, or construed as, consent by the Investors to include any securities other than Registrable Securities and the securities identified in Appendix A herein into the registration statement filed for the benefit of the Investor.

2.2.
Limitation on Subsequent Registration Rights. Section 2.3 of the Registration Rights Agreement is hereby amended by deletion of the phrase “following the Effectiveness Date” and insertion, in lieu thereof, of the phrase “after the Registration Statement becomes effective.”

3.	Effect of Amendment. Except as expressly modified by this Amendment, the Agreement and the Registration Rights Agreement shall remain unmodified and in full force and effect.

4.
Entire Agreement. This Amendment together with the Agreement and the Registration Rights Agreement constitute the full and entire understanding and agreement among the Company and the Investor with regard to the subject matters hereof.

5.	Headings. The headings contained in this Amendment are for convenience of reference only and are not to be given any legal effect and shall not affect the meaning or interpretation of this Amendment.

6.
No Waiver. This Amendment shall not be deemed to be, or construed as, a further or continuing waiver of any term, condition or provision in the Agreement, the Registration Rights Agreement, the Note, the Guaranty or any related documents or instruments in any future instance.

SIGNATURE PAGES FOLLOW

IN WITNESS WHEREOF, the parties have executed this Amendment effective as of the date that the last party signs this Amendment.

COMPANY:

CARSUNLIMITED.COM, INC.

By:	/s/ Geoffrey Donaldson

Name: Geoffrey Donaldson

Title: Chief Executive Officer

Address: 305 Madison Avenue, Suite 4510 305 Madison Avenue New York, NY 10165

Facsimile Number:

Date of Signature: February 16, 2007

Company Signature Page to Amendment Agreement February 16, 2007

INVESTOR:

FURSA MASTER GLOBAL EVENT DRIVEN FUND LP

By:	Fursa Alternative Strategies, LLC, its Investment Advisor

By:	/s/ Patrick Brennan

Name: Patrick Brennan

Title: Chief Administrative Officer

Address: 200 Park Avenue, 54th Floor

New York, New York 10166-3399

Facsimile Number:

Date of Signature: February 16, 2007

Investor Signature Page to Amendment Agreement February 16, 2007

	CARS shares to be registered				APPENDIX A

	Actual Shares outstanding		Shares/Warrants	Fully Diluted	Non- Diluted
1	Karen Nazzareno		2,558,928	0.55%	2.67%
1	DeDe Yoder		5,119,793	1.11%	5.33%
1	Marvin Anderman		1,950,397	0.42%	2.03%
1	DeDe & Oliver Dominick		3,900,795	0.84%	4.06%
1	Donald Sussman		3,900,795	0.84%	4.06%
1	Robert Valick		3,900,795	0.84%	4.06%
1	Edward Whalen		3,900,795	0.84%	4.06%
1	Howard Wilson		975,199	0.21%	1.02%
1	Chester Gelband		2,925,596	0.63%	3.05%
1	David Holtzer		1,950,397	0.42%	2.03%
1	Barry Newburger		1,950,397	0.42%	2.03%
1	Ed Bond		975,199	0.21%	1.02%
1	Robin Bartosh		5,851,192	1.26%	6.09%
1	Steve Levin	Conv Debt	2,422,747	0.52%	2.52%
1	Lynn November	Conv Debt	2,422,747	0.52%	2.52%
1	Schottenfeld Qualified Associates	Conv Debt	9,690,990	2.09%	10.09%
1	Schottenfeld Group, LLC	Schottenfeld Conv Debt	4,845,495	1.05%	5.05%
1	J Roebling Fund	Schottenfeld Conv Debt	4,845,495	1.05%	5.05%
1	Adam Etra	CARS UL (Ocean Drive)	285,066	0.06%	0.30%
1	Anthony McCarthy	CARS UL (Ocean Drive)	2,850,664	0.62%	2.97%
1	Antonio Sulcis	CARS UL (Ocean Drive)	1,425,332	0.31%	1.48%
1	Belza Development Corp	CARS UL (Ocean Drive)	3,563,331	0.77%	3.71%
1	Dan Boyle	CARS UL (Ocean Drive)	285,066	0.06%	0.30%
1	David Reiniger	CARS UL (Ocean Drive)	285,066	0.06%	0.30%
1	Donald Nicholson	CARS UL (Ocean Drive)	570,133	0.12%	0.59%
1	Douglas McCormick	CARS UL (Ocean Drive)	285,066	0.06%	0.30%
1	Howard Fishman	CARS UL (Ocean Drive)	142,533	0.03%	0.15%
1	Ferrari Driving School	CARS UL (Ocean Drive)	855,199	0.18%	0.89%
1	Gary Miller	CARS UL (Ocean Drive)	2,137,998	0.46%	2.23%
1	Gary Miller and June Miller	CARS UL (Ocean Drive)	1,425,332	0.31%	1.48%
1	George Watson	CARS UL (Ocean Drive)	570,133	0.12%	0.59%
1	Jeffrey Naftol	CARS UL (Ocean Drive)	712,666	0.15%	0.74%
1	Jeffrey Weberman	CARS UL (Ocean Drive)	712,666	0.15%	0.74%
1	Lee Hoevel	CARS UL (Ocean Drive)	142,533	0.03%	0.15%
1	Lindsey Etra	CARS UL (Ocean Drive)	427,600	0.09%	0.45%
1	Louis and Maria Chicca	CARS UL (Ocean Drive)	1,425,332	0.31%	1.48%
1	Marc Rotter	CARS UL (Ocean Drive)	712,666	0.15%	0.74%
1	Mark Bartling	CARS UL (Ocean Drive)	570,133	0.12%	0.59%
1	Matthew Etra	CARS UL (Ocean Drive)	285,066	0.06%	0.30%
1	MIchael Etra	CARS UL (Ocean Drive)	570,133	0.12%	0.59%
1	Michelangelo Pinto	CARS UL (Ocean Drive)	427,600	0.09%	0.45%
1	Mitchell Cybulski & Yuriko Dai-Cybulski	CARS UL (Ocean Drive)	2,850,664	0.62%	2.97%
1	Paul Kaye Family Trust	CARS UL (Ocean Drive)	142,533	0.03%	0.15%
1	Richard Etra	CARS UL (Ocean Drive)	1,140,266	0.25%	1.19%
1	Richard Loggie	CARS UL (Ocean Drive)	712,666	0.15%	0.74%
1	Richard Sarli	CARS UL (Ocean Drive)	712,666	0.15%	0.74%
1	Salvatore Amato	CARS UL (Ocean Drive)	712,666	0.15%	0.74%
1	Salvatore Cinquemani	CARS UL (Ocean Drive)	427,600	0.09%	0.45%
1	Steve Grgas	CARS UL (Ocean Drive)	142,533	0.03%	0.15%
1	Timothy Lawler	CARS UL (Ocean Drive)	2,850,664	0.62%	2.97%
1	Tina Laurenti	CARS UL (Ocean Drive)	285,066	0.06%	0.30%
1	Tomislava Grgas	CARS UL (Ocean Drive)	712,666	0.15%	0.74%
1	Vicky Lanzieri Giannetti	CARS UL (Ocean Drive)	570,133	0.12%	0.59%
	Subtotal Actual Shares Outstanding		96,015,189	20.74%	100.00%

1	Shares Underlying Mellon Debt		286,803,669	61.97%

	Warrants - Fursa (formerly Mellon)
1	Mellon HBV Warrants - 22% of mellon shares	Mellon US	12,619,361	2.73%
1	Mellon HBV Warrants - 22% of mellon shares	Mellon Global	50,477,446	10.91%
1	Mellon Additional Warrants - amend #2 10/06	Mellon US	2,868,037	0.62%
1	Mellon Additional Warrants - amend #2 10/06	Mellon Global	11,472,146	2.48%

	Other Warrants
1	Lynn November		100,000	0.02%
1	Steve Levin		100,000	0.02%
1	Schottenfeld Qualified Associates		400,000	0.09%
1	Ronald Weiss	Schottenfeld Group	133,334	0.03%
1	Richard Schottenfeld	Schottenfeld Group	133,333	0.03%
1	David Koch	Schottenfeld Group	133,333	0.03%
1	Richard Harriton		500,000	0.11%
1	Sloan Securities Corp		80,000	0.02%
1	Beckman, Lieberman, Barandes		208,568	0.05%
1	Patrick Murphy		400,000	0.09%
1	Frank Ingrasia		400,000	0.09%

	Potentially Issuable Shares		366,829,227	79.26%

	Shares Fully Diluted		462,844,416	100.00%